UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2007

Borland Software Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20450 Stevens Creek Boulevard, Cupertino, California		95014
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	4088632800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 23, 2007, Borland Software Corporation (the "Company") sold an additional $25 million in principal amount of 2.75% Convertible Senior Notes due 2012 (the "Additional Notes") to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Additional Notes were sold upon the exercise by J.P. Morgan Securities Inc., as the initial purchaser (the "Initial Purchaser"), of an over-allotment option granted by the Company. As previously announced, the over-allotment option was granted in connection with the Company’s sale $175 million in principal amount of 2.75% Convertible Senior Notes due 2012 on February 6, 2007 (the "Initial Notes" and, together with the Additional Notes, the "Notes"). The sale of Additional Notes brings the total principal amount of the Notes outstanding to $200 million.

The Notes were issued pursuant to an Indenture, dated February 6, 2007, between the Company and U.S. Bank National Association, as trustee (the "Indenture"). Holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated February 6, 2007, by and between the Company and the Initial Purchaser (the "Registration Rights Agreement"). A summary of the material terms of the Indenture and the Registration Rights Agreement, together with copies of the Indenture, Registration Rights Agreement and initial global note, was previously provided by the Company under cover of a Form 8-K filed on February 8, 2007 with the Securities and Exchange Commission, which is hereby incorporated herein by reference. A copy of the global note for the Additional Notes is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The sale of the Initial Notes closed on February 6, 2007 and the sale of the Additional Notes closed on February 23, 2007. The principal amount of the Initial Notes sold was $175 million and the principal amount of the Additional Notes sold was $25 million. The Company has paid to the Initial Purchaser in connection with the sale of the Notes total commissions of $5,500,000. The Company sold the Notes to the Initial Purchaser under an exemption from registration pursuant to Section 4(2) of the Securities Act. The Initial Purchaser re-sold the Notes in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

Exhibit 4.6 Global note for the over-allotment representing the
Borland Software Corporation 2.75% Convertible Senior
Notes due 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borland Software Corporation

February 26, 2007	By:	Erik E. Prusch

Name: Erik E. Prusch
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.6	Global note for the over-allotment representing the Borland Software Corporation 2.75% Convertible Senior Notes due 2012